UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

LinkedIn Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On November 5, 2014, LinkedIn Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $1.15 billion aggregate principal amount of 0.50% Convertible Senior Notes due 2019 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be issued to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. In addition, the Company granted the Initial Purchasers a 13-day option to purchase up to an additional $172.5 million aggregate principal amount of the Notes on the same terms and conditions. The Initial Purchasers exercised their option in full on November 6, 2014.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the pricing of the Notes, on November 5, 2014, and in connection with the Initial Purchasers’ exercise of their option in full on November 6, 2014, the Company entered into privately-negotiated convertible note hedge transactions with respect to its Class A common stock (the “Convertible Note Hedge Transactions”) with each of Citibank, N.A., Bank of America, N.A. and JPMorgan Chase Bank, National Association, London Branch (collectively, the “Counterparties”). The Company will pay an aggregate amount of approximately $248.0 million to the Counterparties for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those in the Notes, as applicable, approximately 4.5 million shares of the Company’s Class A common stock, the same number of shares underlying the Notes, at a strike price that corresponds to the initial conversion price of the Notes and are exercisable upon conversion of the Notes. The Convertible Note Hedge Transactions will expire upon the maturity of the Notes.

The Convertible Note Hedge Transactions are expected generally to reduce the potential dilution to the Company’s Class A common stock upon conversion of the Notes and/or offset the cash payments in excess of the principal amount of the converted Notes the Company is required to make in the event that the market value per share of the Company’s Class A common stock, as measured under the Convertible Note Hedge Transactions at the time of exercise is greater than the strike price of the Convertible Note Hedge Transactions.

The Convertible Note Hedge Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Convertible Note Hedge Transactions. The foregoing description of the Convertible Note Hedge Transactions is qualified in its entirety by the copy of the form of confirmation for the Convertible Note Hedge Transactions attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Warrant Transactions

In addition, concurrently with entering into the Convertible Note Hedge Transactions on November 5, 2014 and on November 6, 2014, the Company separately entered into privately-negotiated warrant transactions, whereby the Company will sell to the Counterparties warrants (the “Warrants”) to acquire, collectively, subject to anti-dilution adjustments, approximately 4.5 million shares of the Company’s Class A common stock at an initial strike price of $381.82 per share, which represents a premium of 75% over the last reported sale price of the Company’s Class A common stock of $218.18 on November 5, 2014. The Company will receive aggregate proceeds of approximately $167.3 million from the sale of the Warrants to the Counterparties. The Warrants will be sold in private placements to the Counterparties pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

If the market value per share of the Company’s Class A common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company’s earnings per share, unless the Company elects, subject to certain conditions, to settle the Warrants in cash.

The Warrant transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Warrants. The foregoing description of the Warrants is qualified in its entirety by the copy of the form of confirmation for the Warrant transactions attached as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Notes is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On November 4, 2014, the Company issued a press release announcing its intention to offer $1.15 billion aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On November 6, 2014, the Company issued a press release announcing the pricing of its offering of $1.15 billion aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1

Purchase Agreement, dated November 5, 2014, by and among LinkedIn Corporation and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers named therein.

10.2	Form of Convertible Note Hedge Confirmation.
10.3	Form of Warrant Confirmation.
99.1	Press release issued by LinkedIn Corporation entitled “LinkedIn Corporation Announces $1.15 Billion Convertible Notes Offering” dated November 4, 2014.
99.2	Press release issued by LinkedIn Corporation entitled “LinkedIn Corporation Announces Pricing of $1.15 Billion Convertible Notes Offering” dated November 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2014	By:	/s/ Steven Sordello
Steven Sordello
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.1

Purchase Agreement, dated November 5, 2014, by and among LinkedIn Corporation and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers named therein.

10.2	Form of Convertible Note Hedge Confirmation.
10.3	Form of Warrant Confirmation.
99.1	Press release issued by LinkedIn Corporation entitled “LinkedIn Corporation Announces $1.15 Billion Convertible Notes Offering” dated November 4, 2014.
99.2	Press release issued by LinkedIn Corporation entitled “LinkedIn Corporation Announces Pricing of $1.15 Billion Convertible Notes Offering” dated November 6, 2014.